                                                                    EXHIBIT 23.2

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration
statement on Form S-3 (File No. 333-    ) of our report dated February 9, 2000
relating to the financial statements, which appears in the Nabors Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such registration statement.



                                       /s/ PricewaterhouseCoopers LLP
                                      -------------------------------

Houston, Texas
August 24, 2000